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                                                               EXHIBIT 10(b)(iv)


                               FIRST AMENDMENT TO
                    DIRECTOR DEFERRED COMPENSATION AGREEMENT
                      1987, 1988, 1989 and 1990 PLAN YEAR


         WHEREAS, ANADARKO PETROLEUM CORPORATION (the "Corporation") has heretofore adopted the DIRECTOR DEFERRED COMPENSATION PLAN as amended on January 29, 1998 (the "Plan"); and


         WHEREAS, the Corporation has entered into the DIRECTOR DEFERRED COMPENSATION AGREEMENTS for the 1987, 1988, 1989 and 1990 Plan Years (the "Agreements"); and


         WHEREAS, the Corporation desires to amend each of the Agreements:


         NOW, THEREFORE, each of the Agreements shall be amended, effective as of January 29, 1998, as follows:


1.       Item VII shall be replaced in its entirety by the following:


                                     "VII.

                             TERMINATION FOLLOWING
                              A CHANGE OF CONTROL

         If Director ceases to be a member of the Board of Directors of the Corporation prior to attainment of age 55 and in connection with or after a "Change of Control", as defined in the Plan, Director shall for purposes of the Plan and this Agreement be considered to have remained a member of the Board of Directors of the Corporation until the earlier of (i) his death, in which case the Corporation shall pay to Director's beneficiary payments pursuant to Item V above or (ii) the date Director would have been eligible for benefit payments pursuant to Item III above, in which case Corporation shall pay to Director payments pursuant to Item III above."

2. As amended hereby, each of the Agreements is specifically ratified and reaffirmed.
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         IN WITNESS WHEREOF, the parties have caused these presents to be executed this 29th day of January, 1998.

                                        ANADARKO PETROLEUM CORPORATION


                                        By
                                          -------------------------------------
                                          Charles G. Manley
                                          Senior Vice President, Administration



                                          -------------------------------------
                                          James L. Bryan







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